SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Delivery of Newbuild Vessel

In January 2025, we took delivery of the other Newbuild Vessel, the GAIL Sagar from HHI and simultaneously entered into a sale and leaseback financing arrangement with Huaxia. All pre-delivery costs incurred during the construction of the vessel, including purchase installments, capitalized interest, supervision and technical costs that were directly attributable to the GAIL Sagar estimated to be approximately $241.1 million will be capitalized.

Interest Rate Swaps

In March 2025, CoolCo entered into a further $50.0 million interest rate swap agreement with various financial institutions that converts floating rate interest obligations under the RRCF to fixed interest rates, effective from February 2027 until September 2029.